united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

Kevin E. Wolf, Ultimus Fund Solutions, LLC.

80 Arkay Dr., Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2669

Date of fiscal year end: 9/30

Date of reporting period: 9/30/21

Item 1. Reports to Stockholders.

Princeton Premium Fund

Class A Shares: PPFAX

Class I Shares: PPFIX

Annual Report

September 30, 2021

www.PrincetonPremiumFund.com

1-888-868-9501

Distributed by Northern Lights Distributors, LLC

Member FINRA/SIPC

November 30, 2021

Dear Investor,

Each year at this time, Princeton Premium Fund (“The Fund”) provides this letter to investors. The purpose of this letter is to provide a review of the fiscal year ended September 30, 2021, provide an update on the Fund’s operations and comment on the Fund’s Manager’s (“Manager”) outlook. The Fund is an open-end mutual fund with approximately $72 million in assets under management as of September 30, 2021. The Fund seeks capital appreciation and income by attempting to collect premium each week through the sale of put options on the S&P 500 (SPX) that have approximately a six-to-eight day or less time frame to expiration. The Fund employs a rules-based system that is replicated weekly. Trades are typically placed at multiple times throughout the week. The options-based strategy seeks to generate a weekly profit. Tactical portfolio management overlays are used to help mitigate volatility. By maintaining a weekly investment horizon and relying on over 65 years of history on market movement we believe it is possible to realize positive returns through option transactions while maintaining acceptable risk limits. Risk metrics are utilized when trades are placed initially and to close existing trades to minimize potential losses.

Figure 1

The Fund’s Investment Results

							Since
As of September 30, 2021		Q4 2020	Q1 2021	Q2 2021	Q3 2021	One Year	Inception*
PPFIX	Class I (NAV)*	4.37%	6.54%	3.45%	2.27%	17.64%	5.77%
PPFAX	Class A (NAV)*	4.23%	6.43%	3.40%	2.30%	17.34%	5.51%
PPFAX	Class A (Max Load)*	-1.77%	0.34%	-2.56%	-3.57%	10.59%	4.24%
S&P 500 Total Return Index		12.15%	6.17%	8.55%	0.58%	30.00%	17.21%
Bloomberg US Aggregate Bond Index		0.67%	-3.37%	1.83%	0.05%	-0.90%	3.56%

*	Inception date for the I and A share classes is 11/16/2016.

Performance for periods longer than one year is annualized.

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. For performance information current to the most recent month-end, please call toll-free (888) 868-9501.

The Fund’s total annual operating expenses are 3.00% and 2.75% for the Class A and I shares, respectively. The Fund’s investment advisor has contractually agreed to waive management fees and to make payments to limit Fund expenses until at least January 31, 2022. After this fee waiver, the expense ratios are 2.57% and 2.32% for the Class A and I shares, respectively. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years. The maximum sales load for the Class A shares is 5.75%. A fund’s performance, especially for very short periods of time, should not be the sole factor in making your investment decisions.

www.PrincetonPremiumFund.com	1.888.868.9501

Investment Results & Commentary

During the Fund’s fiscal year ended September 30, 2021 (the “Investment Period”) the Fund’s Class I Shares appreciated by 17.64% and the Class A Shares appreciated by 17.34%. Since Inception the Fund’s Class I shares have appreciated by 5.77% (annualized). We are pleased to note that the Fund had positive returns in all twelve months of the Investment Period. This brings the current streak of months with positive performance for the Fund to nineteen (March 1, 2020 through September 30, 2021). These nineteen months included five total negative months for the S&P 500 Total Return Index (“S&P 500”) and ten total negative months for the Bloomberg US Aggregate Bond Index (“Agg”).

Q4 2020

U.S. equity markets closed out a very volatile 2020 with a bang. October saw the S&P 500 decline by -2.66% as the market seemed to hold its breath, waiting for the results of the U.S. Presidential Election. However, clarity came a few weeks later and, coupled with the announcement that there were effective COVID-19 vaccines on the way, sent the S&P 500 up +10.95% in November. December saw the S&P 500 add a further +3.84% to end 2020 +18.40% for the year. This was quite a remarkable recovery from the S&P 500 being down over -30% in mid-March 2020.

The quarter was not without volatility. Implied volatility (as measured by the CBOE VIX Index) spiked to over 40 at the end of October as election uncertainty took hold. However, after the election it settled back into the 20-30 range it spent most of the year in. 2020 proved to be one of the most volatile years in recent memory, with the VIX Index averaging 29.19 for the year, well above the historical average since 1990 of approximately 20.

The Princeton Premium Fund returned +4.37% for the Fourth Quarter of 2020. This was the second-best quarterly performance for the Fund since its inception at the time (only exceeded by Q3 2020). The Fourth Quarter of 2020 saw a continuation of more normal trading conditions where realized (trailing) volatility was lower than implied (forward looking) volatility. This provided the Fund with an attractive trading environment for most of the quarter where it could capitalize on this relationship. In addition, the Fund was able to place additional trades at probabilities higher than the usual 99.5% probability that they would expire profitable for the Fund (often a 99.99% or greater probability of expiring profitably). These trades all contributed positively to the Fund’s performance.

Q1 2021

It was a somewhat choppy, albeit positive start to 2021 for U.S. equity markets. The S&P 500 was +2.73% for January by 01/26/2021 on hopes for yet another stimulus package. However, extreme volatility in a select group of securities favored by retail traders spilled over to the rest of the market, with the S&P 500 tumbling -3.64% over the next four days to end January in the red (-1.01%). These losses were reversed in less than a week in February and the Index rose +6.00% by mid-month. The S&P 500 did give up some of these gains in the back half of the month as inflation fears began bubbling up. This caused the S&P 500 to slip to only return +2.76% in February. March saw the S&P 500 rise +4.38% as the Covid-19 vaccinations in the U.S. ramped up. In aggregate, the S&P 500 returned +6.18% in the First Quarter of 2021.

The elevated volatility environment from 2020 continued into the First Quarter of 2021. Implied volatility (as measured by the CBOE VIX Index) averaged 23.20 during the quarter, well above the longer-term average for the index which is closer to 20. The bout of volatility at the end of January was particularly notable, as 1/27/2021 was the third highest one-day percentage increase in the VIX ever.

www.PrincetonPremiumFund.com	1.888.868.9501

The Princeton Premium Fund returned +6.54% for the First Quarter of 2021. This was the best quarterly performance for the Fund since its inception and ahead of the S&P 500. The First Quarter of 2021 provided somewhat difficult trading conditions for the Fund’s Portfolio Management Team to navigate. In particular, the extreme 62% one day move in the VIX Index at the end of January (third largest one day percentage change in the index’s history going back to 1990). However, through the disciplined approach to risk management utilized the Fund was still able to return +1.70% in January. That month the S&P 500 actually lost -1.01%. We believe this is illustrative of the Fund’s ability to post positive returns regardless of market direction. The Fund returned +1.32% in February, a month that provided a more normal trading environment. March saw the Fund post a +3.39% return, its best month since inception.

Q2 2021

“Transitory” was the buzzword in the Second Quarter of 2021 with U.S. equity markets trying to determine whether inflation is here to stay. The S&P 500 got off to a strong start to the quarter, returning +5.34% in April as the total number of Covid-19 vaccinations administered increased around the world. However, inflation concerns began to mount as economic data came in during May. The S&P 500 had a -3.99% drawdown over three trading days in the middle of the month, before recovering the losses to finish May +0.70%. June saw the S&P 500 trade mostly sideways for the first part of the month, losing a modest -0.81% through 6/18. The rest of the month saw the S&P 500 post positive performance seven out of the last eight trading days to end June +2.33%. This brought the S&P 500 performance to +8.55% for the Second Quarter of 2021.

U.S. equity volatility somewhat subsided in the Second Quarter of 2021. Implied volatility (as measured by the CBOE VIX Index) averaged 18.00 during the quarter. This was the first quarter since the Covid-19 pandemic began that the quarterly average was below 20 (roughly the longer-term average). Other than a brief spike surrounding the mid-May S&P 500 drawdown, it was a more subdued volatility environment for most of the quarter.

The Princeton Premium Fund posted returned +3.45% during the Second Quarter of 2021. With a more subdued volatility environment during the quarter, the Fund mostly stuck to its baseline 50-60% allocation to the option premium collection strategy and did not have as many opportunities for additional trades as it did during recent quarters.

Q3 2021

A number of simmering concerns seemingly boiled over in the Third Quarter of 2021. The S&P 500 got off to a strong start to the quarter, returning +5.49% in July and August as investors shrugged off a growing number of concerns. However, the S&P 500’s high for the quarter came on September 2, before beginning a -4.97% drawdown through the end of the month. There seemed to be plenty of blame to go around for the selloff, with reasons ranging from inflation and global growth to Chinese real estate companies and the debt ceiling. This drawdown left the S&P 500 down -4.65% for September, the S&P 500’s worst monthly performance since the height of the Covid-19 selloff in March 2020. The selloff also dragged the S&P 500’s quarterly return down to just +0.58%.

Fixed income markets did not fare much better during the Third Quarter of 2021. Inflation expectations and the potential for it to run higher for longer seemingly cemented the US Federal Reserve’s tapering of its asset purchase program in 2021. It may have also pulled interest rates up sooner than the market had been expecting. This market recalibration resulted in the Bloomberg Barclays US Aggregate Index falling in both August and September to finish the quarter barely in positive territory (+0.05%).

www.PrincetonPremiumFund.com	1.888.868.9501

U.S. equity volatility picked up in September as the selloff intensified. Implied volatility (as measured by the CBOE VIX Index) was relatively low in the first two months of the quarter, averaging 17.54 in July and August. However, it picked up in September, averaging 19.82 during the month to drag the quarterly average up to 18.29. Implied volatility topped out for the quarter at 25.71, the highest it had been since May 2021.

The Princeton Premium Fund returned +2.27% for the Third Quarter of 2021. With a more subdued volatility environment during the first two months of the quarter, the Fund mostly stuck to its baseline 50-60% allocation to the option premium collection strategy and did not have as many opportunities for additional trades as it did during recent quarters. However, once the September equity selloff began volatility picked back up. This allowed the Fund to place the baseline trades even further out-of-the-money while also collecting more premium. It also allowed for the opportunity to begin writing additional trades. This heightened volatility allowed the Fund to have a positive result in September, returning +1.04% during a month when the S&P 500 lost -4.65% and the Agg lost -0.87%.

Other Investment Notes:

The portion of the Fund invested in fixed income contributed positively to performance throughout the Investment Period. The Fund currently invests in a portfolio of 90-day Treasury Bills and money market funds.

Outlook

Looking ahead, we are excited about the opportunity set for the Fund. While implied volatility has somewhat subsided recently, it is difficult to look at the elevated valuations in U.S. equity markets with anything but trepidation. The U.S. Federal Reserve announced that the asset purchase program will begin to taper. Current uncertainty surrounding inflationary pressures in the U.S. may also move up the timetable for interest rate increases. We believe that Fund has the potential to do well regardless of these potential catalysts for U.S. equity volatility. We like to point out that the Fund is agnostic to the direction of equity markets. This means that the Fund has the potential for positive returns whether equity markets are rising or falling.

Please do not hesitate to contact the Fund’s Management if you should have any questions, comments or concerns. They can be reached at (888) 868-9501 or at info@princetonfundadvisors.com.

Very Truly Yours,

Princeton Fund Advisors

www.PrincetonPremiumFund.com	1.888.868.9501

Investors should carefully consider the investment objective, risks, charges and expenses of the Princeton Premium Fund. This and other information is contained in the prospectus and should be read carefully before investing. For a prospectus please call the Princeton Premium Fund at 1-888-868-9501. The Fund is distributed by Northern Lights Distributors, LLC, member FINRA/SIPC. Northern Lights Distributors, LLC and Princeton Fund Advisors, LLC are not affiliated.

IMPORTANT RISKS AND DISCLOSURES:

This letter may contain discussions about certain investments both held and not held in the portfolio. All current and future holdings are subject to risk and to change. The views in this report were those of the Fund’s adviser as November 30, 2017 and may not reflect their views on the date this report is first published or any time thereafter. These views are intended to assist shareholders in understanding their investment in the Fund and do not constitute investment advice.

Mutual funds involve risk, including possible loss of principal.

There is a risk that issuers and counterparties will not make payments on securities and other investments held by the Fund, resulting in losses to the Fund. The value of the Fund’s investments in fixed income securities will fluctuate with changes in interest rates. Options involve risks possibly greater than the risks associated with investing directly in securities. There is no guarantee that the sub-adviser’s options strategy will be effective or that suitable transactions will be available.

The Fund uses options to increase the Fund’s combined long and short exposure which creates leverage, which can magnify the Fund’s potential for gain or loss. The Fund expects its premium collection options strategy to be market neutral and therefore the Fund does not expect to participate fully in positive markets which may not generate positive returns as intended. Liquidity risk may prevent the Fund from selling illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

As a non- diversified fund, the Fund may invest more than 5% of its total assets in the securities of one or more issuers. Dramatic or abrupt volatility within the market would negatively impact the Fund’s premium collection options strategy. The Fund’s return may not match the return of the S&P 500 Index because it is not investing the equity securities that comprise such index. The Fund incurs operating expenses not applicable to the Index, and incurs costs in buying and selling securities.

Definitions:

A Call or Put Option is an agreement that gives an investor the right, but not the obligation, to buy or sell (respectively) a stock, bond, commodity or other instrument at a specified price within a specific time period.

The Strike Price of an option refers to the price at which a call or put option can be exercised (put into effect).

The Expiration Date of an option refers to the last day that the option is valid.

The S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Total Return version of the index is shown.

The Cboe Volatility Index (VIX Index) is a key measure of market expectations of near-term volatility conveyed by S&P 500 stock index option prices.

6751-NLD-11232021

www.PrincetonPremiumFund.com	1.888.868.9501

Princeton Premium Fund

PORTFOLIO REVIEW (Unaudited)

September 30, 2021

The Fund’s performance figures* for the period ended September 30, 2021, as compared to its benchmark:

		Annualized	Annualized Inception** -
	One Year	Three Year	September 30, 2021
Princeton Premium Fund Class A	17.34%	6.29%	5.51%
Princeton Premium Fund Class A with load	10.59%	4.22%	4.24%
Princeton Premium Fund Class I	17.64%	6.55%	5.77%
S&P 500 Total Return Index	30.00%	15.99%	17.21%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than one year are annualized. The Fund’s return would have been lower had the advisor not waived fees or reimbursed expenses. The Fund’s total annual operating expenses before any fee waiver are 3.00% for Class A shares and 2.75% for Class I shares per the January 28, 2021 prospectus. After fee waivers, the Fund’s total annual operating expenses are 2.57% for Class A and 2.32% for Class I shares. For performance information current to the most recent month-end, please call toll-free 1-888-868-9501.

The S&P 500 Total Return Index is a widely accepted, unmanaged index of U.S. stock market performance which does not take into account charges, fees and other expenses. Investors may not invest in the index directly.

**	Inception date for the fund is November 16, 2016.

Comparison of the Change in Value of a $2,500 Investment

Holdings by Asset Class as of September 30, 2021	% of Net Assets
U.S. Government & Agencies	79.8%
Money Market Fund	13.2%
Put Options Purchased	1.1%
Call Option Purchased	0.3%
Other assets less liabilities ***	5.6%
100.0%

Please refer to the Portfolio of Investments in this Annual Report for a detailed listing of the Fund’s holdings.

***	Includes derivative exposure.

PRINCETON PREMIUM FUND

SCHEDULE OF INVESTMENTS

September 30, 2021

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	U.S. GOVERNMENT & AGENCIES — 79.8%
	U.S. TREASURY BILLS — 79.8%
3,000,000	United States Cash Management Bill(a) ^	0.000	12/07/21	$2,999,860
2,500,000	United States Treasury Bill(a) ^	0.000	10/21/21	2,499,900
2,500,000	United States Treasury Bill(a) ^	0.000	10/28/21	2,499,878
5,000,000	United States Treasury Bill(a) ^	0.000	11/04/21	4,999,736
5,000,000	United States Treasury Bill(a) ^	0.000	11/12/21	4,999,752
5,250,000	United States Treasury Bill(a) ^	0.000	11/18/21	5,249,825
5,250,000	United States Treasury Bill(a) ^	0.000	11/26/21	5,249,724
6,000,000	United States Treasury Bill(a) ^	0.000	12/02/21	5,999,742
3,000,000	United States Treasury Bill(a) ^	0.000	12/09/21	2,999,884
7,000,000	United States Treasury Bill(a) ^	0.000	12/16/21	6,999,628
6,000,000	United States Treasury Bill(a) ^	0.000	12/23/21	5,999,616
7,000,000	United States Treasury Bill(a)	0.000	12/30/21	6,999,431
	TOTAL U.S. GOVERNMENT & AGENCIES (Cost $57,496,315)			57,496,976

Shares				Fair Value
	SHORT-TERM INVESTMENT — 13.2%
	MONEY MARKET FUND - 13.2%
9,486,222	First American Government Obligations Fund, Class X, 0.03% (Cost $9,486,222)(b) ^			9,486,222

Contracts(c)		Broker	Expiration Date	Exercise Price	Notional Value	Fair Value
	INDEX OPTIONS PURCHASED - 1.4%
	CALL OPTION PURCHASED - 0.3%
718	Chicago Board Options Exchange VIX US 10/20/21 C21	IB	10/20/2021	$21	$1,507,800	$236,940
	TOTAL CALL OPTION PURCHASED (Cost - $140,442)					$236,940

	PUT OPTIONS PURCHASED - 1.1%
716	S&P 500 INDEX SPXW US 10/01/21 P3780	IB	10/01/2021	$3,780	$270,648,000	$3,580
716	S&P 500 INDEX SPXW US 10/01/21 P3810	IB	10/01/2021	3,810	272,796,000	3,580
718	S&P 500 INDEX SPXW US 10/01/21 P3970	IB	10/01/2021	3,970	285,046,000	10,770
718	S&P 500 INDEX SPXW US 10/01/21 P3980	IB	10/01/2021	3,980	285,764,000	12,565
720	S&P 500 INDEX SPXW US 10/06/21 P3625	IB	10/06/2021	3,625	261,000,000	41,400
720	S&P 500 INDEX SPXW US 10/06/21 P3830	IB	10/06/2021	3,830	275,760,000	77,400
720	S&P 500 INDEX SPXW US 10/06/21 P3875	IB	10/06/2021	3,875	279,000,000	90,000
1,490	S&P 500 INDEX SPXW US 10/08/21 P3800	IB	10/08/2021	3,800	566,200,000	230,950
745	S&P 500 INDEX SPXW US 10/08/21 P3860	IB	10/08/2021	3,860	287,570,000	141,550

See accompanying notes to financial statements.

PRINCETON PREMIUM FUND

SCHEDULE OF INVESTMENTS (Continued)

September 30, 2021

Contracts(c)		Broker	Expiration Date	Exercise Price	Notional Value	Fair Value
	INDEX OPTIONS PURCHASED - 1.4% (Continued)
	PUT OPTIONS PURCHASED - 1.1% (Continued)
745	S&P 500 INDEX SPXW US 10/08/21 P3960	IB	10/08/2021	$3,960	$295,020,000	$229,088
	TOTAL PUT OPTIONS PURCHASED (Cost - $1,289,136)					840,883

	TOTAL INDEX OPTIONS PURCHASED (Cost - $1,429,578)					1,077,823

	TOTAL INVESTMENTS - 94.4% (Cost $68,412,115)					$68,061,021
	CALL OPTION WRITTEN - (0.1)% (Proceeds - $58,537)					(91,545)
	PUT OPTIONS WRITTEN - (1.4)% (Proceeds - $1,624,802)					(1,051,167)
	OTHER ASSETS IN EXCESS OF LIABILITIES- 7.1%					5,121,822
	NET ASSETS - 100.0%					$72,040,131

Contracts(c)		Broker	Expiration Date	Exercise Price	Notional Value	Fair Value
	WRITTEN INDEX OPTIONS - (1.5)%
	CALL OPTION WRITTEN- (0.1)%
718	Chicago Board Options Exchange VIX US 10/20/21 C30	IB	10/20/2021	$30	$2,154,000	$91,545
	TOTAL CALL OPTION WRITTEN (Proceeds - $58,537)					$91,545

	PUT OPTIONS WRITTEN - (1.4)%
716	S&P 500 INDEX SPXW US 10/01/21 P3880	IB	10/01/2021	$3,880	$277,808,000	$7,160
716	S&P 500 INDEX SPXW US 10/01/21 P3910	IB	10/01/2021	3,910	279,956,000	8,950
718	S&P 500 INDEX SPXW US 10/01/21 P4070	IB	10/01/2021	4,070	292,226,000	17,950
718	S&P 500 INDEX SPXW US 10/01/21 P4080	IB	10/01/2021	4,080	292,944,000	19,745
720	S&P 500 INDEX SPXW US 10/06/21 P3725	IB	10/06/2021	3,725	268,200,000	55,800
720	S&P 500 INDEX SPXW US 10/06/21 P3930	IB	10/06/2021	3,930	282,960,000	108,000
720	S&P 500 INDEX SPXW US 10/06/21 P3975	IB	10/06/2021	3,975	286,200,000	131,400
745	S&P 500 INDEX SPXW US 10/08/21 P3860	IB	10/08/2021	3,860	287,570,000	141,550
1,490	S&P 500 INDEX SPXW US 10/08/21 P3900	IB	10/08/2021	3,900	281,100,000	331,525
745	S&P 500 INDEX SPXW US 10/08/21 P3960	IB	10/08/2021	3,960	295,020,000	229,087
	TOTAL PUT OPTIONS WRITTEN (Proceeds - $1,624,802)					1,051,167

	TOTAL INDEX OPTIONS WRITTEN (Proceeds - $1,683,339)					$1,142,712

IB	Interactive Brokers

(a)	Zero coupon bond.

(b)	Rate disclosed is the seven day effective yield as of September 30, 2021.

(c)	Each option contract allows the holder of the option to purchase or sell 100 shares of the underlying security.

^	All or a portion of these investments are segregated as collateral for option contracts. The amount of pledged securities collateral amounted to $54,006,244.

See accompanying notes to financial statements.

Princeton Premium Fund
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2021

ASSETS
Investment securities:
At cost	$68,412,115
At fair value	$68,061,021
Due from broker	4,637,938
Receivable for securities sold	667,329
Receivable for fund shares sold	552,155
Interest receivable	343
Prepaid expenses and other assets	41,039
TOTAL ASSETS	73,959,825

LIABILITIES
Options written, at fair value (premiums received $1,683,339)	1,142,712
Payable for securities purchased	583,187
Investment advisory fees payable	71,372
Payable for Fund shares redeemed	68,698
Payable to related parties	18,187
Distribution (12b-1) fees payable	741
Accrued expenses and other liabilities	34,797
TOTAL LIABILITIES	1,919,694
NET ASSETS	$72,040,131

Net Assets Consist Of:
Paid in capital	$65,586,159
Accumulated earnings	6,453,972
NET ASSETS	$72,040,131

Net Asset Value Per Share:
Class A Shares:
Net Assets	$3,606,397
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	289,996
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$12.44
Maximum offering price per share (net asset value plus maximum sales charge of 5.75%) (a)	$13.20

Class I Shares:
Net Assets	$68,433,734
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	5,433,544
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$12.59

(a)	On investments of $25,000 or more, the offering price is reduced.

See accompanying notes to financial statements.

Princeton Premium Fund
STATEMENT OF OPERATIONS
For the Year Ended September 30, 2021

INVESTMENT INCOME
Interest	$8,354
TOTAL INVESTMENT INCOME	8,354

EXPENSES
Investment advisory fees	813,419
Distribution (12b-1) fees:
Class A	8,120
Broker fees	111,632
Administrative services fees	47,766
Accounting services fees	38,467
Registration fees	29,999
Third Party Administrative Servicing Fees	29,736
Audit and tax fees	25,004
Legal fees	22,847
Trustees fees and expenses	18,593
Printing and postage expenses	15,855
Transfer agent fees	15,652
Custodian fees	12,732
Compliance officer fees	10,241
Insurance expense	1,201
Other expenses	8,222
TOTAL EXPENSES	1,209,486
Less: Fees waived by the advisor	(181,343)
NET EXPENSES	1,028,143
NET INVESTMENT LOSS	(1,019,789)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from :
Investments	(18,376,487)
Options Written	26,424,608
8,048,121
Net change in unrealized appreciation (depreciation) on:
Investments	(164,316)
Options Written	220,891
56,575

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	8,104,696
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$7,084,907

See accompanying notes to financial statements.

Princeton Premium Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30, 2021	September 30, 2020
FROM OPERATIONS
Net investment loss	$(1,019,789)	$(530,647)
Net realized gain from investments and options written	8,048,121	137,674
Net change in unrealized appreciation of investments and options written	56,575	15,979
Net increase (decrease) in net assets resulting from operations	7,084,907	(376,994)

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions paid:
Class A	(14,184)	(18,876)
Class I	(141,264)	(86,945)
From return of capital:
Class A	—	(748)
Class I	—	(3,443)
Net decrease in net assets from distributions to shareholders	(155,448)	(110,012)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	784,886	627,416
Class I	38,678,352	8,753,304
Net asset value of shares issued in reinvestment of distributions:
Class A	13,313	19,422
Class I	126,999	79,932
Payments for shares redeemed:
Class A	(1,406,607)	(5,059,224)
Class I	(6,991,979)	(17,978,373)
Net increase (decrease) in net assets from shares of beneficial interest	31,204,964	(13,557,523)

TOTAL INCREASE (DECREASE) IN NET ASSETS	38,134,423	(14,044,529)

NET ASSETS
Beginning of Year	33,905,708	47,950,237
End of Year	$72,040,131	$33,905,708

SHARE ACTIVITY
Class A:
Shares Sold	65,287	62,335
Shares Reinvested	1,220	1,810
Shares Redeemed	(126,308)	(486,311)
Net decrease in shares of beneficial interest outstanding	(59,801)	(422,166)

Class I:
Shares Sold	3,221,748	835,201
Shares Reinvested	11,524	7,394
Shares Redeemed	(606,348)	(1,735,375)
Net increase (decrease) in shares of beneficial interest outstanding	2,626,924	(892,780)

See accompanying notes to financial statements.

Princeton Premium Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Year Ended		Year Ended		Year Ended		Year Ended		Period Ended
Class A	September 30, 2021		September 30, 2020		September 30, 2019		September 30, 2018		September 30, 2017 (1)
Net asset value, beginning of period	$10.65		$10.66		$10.53		$10.77		$10.00
Activity from investment operations:
Net investment loss (2)	(0.28)		(0.15)		(0.09)		(0.16)		(0.17)
Net realized and unrealized gain on investments and options written	2.12		0.17		0.31		0.21		0.94
Total from investment operations	1.84		0.02		0.22		0.05		0.77
Less distributions from:
Net realized gains	(0.05)		(0.03)		(0.09)		(0.29)		—
Return of capital	—		(0.00	) (13)	—		—		—
Total distributions	(0.05)		(0.03)		(0.09)		(0.29)		—
Net asset value, end of period	$12.44		$10.65		$10.66		$10.53		$10.77
Total return (3)	17.34%		0.14%		2.20%		0.32%		7.70	% (6)
Net assets, at end of period (000s)	$3,606		$3,724		$8,229		$16,043		$10,415
Ratio of gross expenses to average net assets (4)(5)	2.83	% (12)	2.95	% (11)	3.46	% (10)	3.34	% (9)	3.81	% (7)(8)
Ratio of net expenses to average net assets (5)	2.44	% (12)	2.52	% (11)	3.00	% (10)	3.06	% (9)	2.66	% (8)
Ratio of net investment loss to average net assets (5)	(2.42	)% (12)	(1.56	)% (11)	(0.91	)% (10)	(1.52	)% (9)	(1.83	)% (8)
Portfolio Turnover Rate	0%		0%		0%		0%		0	% (6)

(1)	The Princeton Premium Fund Class A shares commenced operations on November 16, 2016.

(2)	Per share amounts calculated using the average shares method,which more appropriately presents the per share data for the period.

(3)	Total returns shown assume changes in share price and reinvestment of dividends and capital gain distributions. Had the advisor not waived a portion of its fees, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.

(5)	Annualized for periods less than one full year.

(6)	Not annualized.

(7)	As the Fund commenced operations on November 16, 2016 and share classes were funded at various levels over the period, the ratio presented was adjusted from actual to more closely represent the expected expense level for the class provided in the Fund’s prospectus.

(8)	Includes 0.45% for the period ended September 30, 2017 attributed to margin expense on short sales, which are not subject to waiver by the advisor.

(9)	Includes 0.86% for the year ended September 30, 2018 attributed to margin expense on short sales, which are not subject to waiver by the advisor.

(10)	Includes 0.80% for the year ended September 30, 2019 attributed to margin expense on short sales, which are not subject to waiver by the advisor.

(11)	Includes 0.32% for the year ended September 30, 2020 attributed to margin expense on short sales, which are not subject to waiver by the advisor.

(12)	Includes 0.24% for the year ended September 30, 2021 attributed to margin expense on short sales, which are not subject to waiver by the advisor.

(13)	Less than $0.005

See accompanying notes to financial statements.

Princeton Premium Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Year Ended		Year Ended		Year Ended		Year Ended		Period Ended
Class I	September 30, 2021		September 30, 2020		September 30, 2019		September 30, 2018		September 30, 2017 (1)
Net asset value, beginning of period	$10.75		$10.74		$10.58		$10.79		$10.00
Activity from investment operations:
Net investment loss (2)	(0.26)		(0.14)		(0.06)		(0.13)		(0.14)
Net realized and unrealized gain on investments and options written	2.15		0.18		0.31		0.21		0.93
Total from investment operations	1.89		0.04		0.25		0.08		0.79
Less distributions from:
Net realized gains	(0.05)		(0.03)		(0.09)		(0.29)		—
Return of capital	—		(0.00	) (12)	—		—		—
Total distributions	(0.05)		(0.03)		(0.09)		(0.29)		—
Net asset value, end of period	$12.59		$10.75		$10.74		$10.58		$10.79
Total return (3)	17.64%		0.33%		2.48%		0.69%		7.90	% (6)
Net assets, at end of period (000s)	$68,434		$30,181		$39,722		$58,683		$36,264
Ratio of gross expenses to average net assets (4)(5)	2.58	% (11)	2.70	% (10)	3.21	% (9)	3.09	% (8)	3.56	% (7)
Ratio of net expenses to average net assets (5)	2.19	% (11)	2.27	% (10)	2.75	% (9)	2.81	% (8)	2.40	% (7)
Ratio of net investment loss to average net assets (5)	(2.17	)% (11)	(1.31	)% (10)	(0.57	)% (9)	(1.28	)% (8)	(1.50	)% (7)
Portfolio Turnover Rate	0%		0%		0%		0%		0	% (6)

(1)	The Princeton Premium Fund Class I shares commenced operations on November 16, 2016.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown assume changes in share price and reinvestment of dividends and capital gain distributions. Had the Advisor not waived a portion of its fees, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.

(5)	Annualized for periods less than one full year.

(6)	Not annualized.

(7)	Includes 0.45% for the period ended September 30, 2017 attributed to margin expense on short sales, which are not subject to waiver by the advisor.

(8)	Includes 0.86% for the year ended September 30, 2018 attributed to margin expense on short sales, which are not subject to waiver by the advisor.

(9)	Includes 0.80% for the year ended September 30, 2019 attributed to margin expense on short sales, which are not subject to waiver by the advisor.

(10)	Includes 0.32% for the year ended September 30, 2020 attributed to margin expense on short sales, which are not subject to waiver by the advisor.

(11)	Includes 0.24% for the year ended September 30, 2021 attributed to margin expense on short sales, which are not subject to waiver by the advisor.

(12)	Less than $0.005

See accompanying notes to financial statements.

Princeton Premium Fund
NOTES TO FINANCIAL STATEMENTS
September 30, 2021

1.	ORGANIZATION

The Princeton Premium Fund (the “Fund”) is a non-diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The investment objective of the Fund is to seek capital appreciation and income. The Fund commenced operations on November 16, 2016.

The Fund currently offers Class A and Class I shares. Class I shares are offered at net asset value. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%, which may be waived at the Advisor’s discretion. Class C shares are not available for purchase. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update (“ASU”) 2013-08.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the primary exchange on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. The independent pricing service does not distinguish between smaller-sized bond positions known as “odd lots” and larger institutional-sized bond positions known as “round lots”. The Fund may fair value a particular bond if the adviser does not believe that the round lot value provided by the independent pricing service reflects fair value of the Fund’s

Princeton Premium Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2021

holding. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be at amortized cost.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub -advisor. The committee may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor or sub-advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor and/or sub-advisor to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the advisor and/or sub-advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor and/or sub-advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level

Princeton Premium Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2021

of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Options Transactions – When the Fund writes a call or put option, an amount equal to the premium received is included in the statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. When the Fund purchases or sells an option, an amount equal to the premium paid or received by the Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty credit risk to the fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default. The Fund purchases and sells call and put options on the S&P 500 Index, utilizing a premium collection strategy that implements a call spread and a put spread on the same option contract. For example, the Fund will sell a call option and put option and buy back the same call option and put option at a different price, thereby creating a defined risk trade. The difference is referred to as a “spread.” The Fund’s call spreads and put spreads each utilize the S&P 500 Index contracts, same maturity date, and same number of contracts, but the options are at different strike prices. When the option expiration date arrives, if all options are out-of-the-money, they expire worthless and the Fund will retain the cash collected when opening the position, net of any cash (premium) paid to purchase the call and put positions. This type of option strategy is sometimes referred to as an “Iron Condor.” The value of the derivative instruments outstanding as of September 30, 2021, as disclosed in the Portfolio of Investments and the amount of unrealized gains and losses on derivative instruments during the year as disclosed above serve as an indicator of the volume of derivative activity for the Fund.

For the year ended September 30, 2021, the net change in unrealized depreciation on options purchased contracts was $164,977 and the net change in unrealized appreciation on options written contracts was $220,891. For the year ended September 30, 2021, the Fund had realized loss of $18,376,487 on options purchased contracts and realized gain of $26,424,608 from option written contracts, as disclosed on the Statement of Operations.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Princeton Premium Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2021

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available. Investments valued using net asset value as a practical expedient are excluded from the fair value hierarchy.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of September 30, 2021 for the Fund’s assets and liabilities measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
U.S. Treasury Bills	$—	$57,496,976	$—	$57,496,976
Call Option Purchased	236,940	—	—	236,940
Put Options Purchased	840,883	—	—	840,883
Money Market Fund	9,486,222	—	—	9,486,222
Total	$10,564,045	$57,496,976	$—	$68,061,021
Liabilities *	Level 1	Level 2	Level 3	Total
Call Option Written	$91,545	$—	$—	$91,545
Put Options Written	1,051,167	—	—	1,051,167
Total	$1,142,712	$—	$—	$1,142,712

The Fund did not hold any Level 3 securities during the period.

*	See Portfolio of Investments for industry classification.

In accordance with its investment objectives the Fund may have increased or decreased exposure to one or more of the following risk factors defined below:

Commodity Risk – Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Princeton Premium Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2021

Credit Risk – Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk – Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk – Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Market and Geopolitical Risk. – The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund. The current novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your investment. Therefore, the Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments. In times of severe market disruptions, you could lose your entire investment.

Princeton Premium Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2021

Options Risk – Options are subject to changes in the underlying securities or index of securities on which such instruments are based. There is no guarantee that the adviser’s Spread Traded options strategy will be effective or that suitable transactions will be available. The Fund’s Spread Traded option strategy’s profit potential is limited to the net premium received when entering the trades. The potential for loss is an amount equal to the 1) difference between either the strike price of the long call and the strike price of the short call, or the strike price of the long put and the strike price of the short put, plus 2) any commissions paid. Maximum loss under the Spread Traded option strategy occurs from the put trade, when the underlying price is greater than or equal to the strike price of the long call or the underlying price is less than or equal to the strike price of the short put. A portion of any option premiums may be treated as short-term capital gains and when distributed to shareholders are usually taxable as ordinary income, which may have a higher tax rate than long-term capital gains for shareholders holding Fund shares in a taxable account.

Volatility Risk – Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Please refer to the Fund’s prospectus for a full listing of risks associated with these investments.

Security Transactions and Related Income – Security transactions are accounted for on the trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized to the call date. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Allocation of Income, Expenses, Gains and Losses – Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Trading Costs – Trading costs generally consists of brokerage commissions, brokerage fees, clearing fees, exchange and regulatory fees, and transaction and National Futures Association fees. Fees vary by type of contract for each purchase and sale or sale and purchase (round turn) of futures, options on futures, and forward contracts. Commissions are paid on each individual purchase and sale transaction.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid at least annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary

Princeton Premium Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2021

differences do not require reclassification. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes – The Fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income tax is required. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the Fund’s September 30, 2018 through September 30, 2020 tax returns or expected to be taken in the Fund’s September 30, 2021 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, Ohio (Nebraska in prior years) and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next six months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable (as determined by the Board), taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended September 30, 2021 cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $0 and $0, respectively.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Princeton Fund Advisors, LLC serves as the Fund’s investment advisor (the “Advisor”).

Pursuant to an investment advisory agreement with the Trust, on behalf of the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.75% of the Fund’s average daily net assets. For the year ended September 30, 2021, the Fund incurred advisory fees of $813,419 of which $71,372 is payable at September 30, 2021.

Princeton Premium Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2021

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed, at least until January 31, 2022, to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (excluding any front-end or contingent deferred loads; brokerage fees and commissions, acquired fund fees and expenses); fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses); borrowing costs (such as interest and dividend expense on securities sold short); taxes; expenses incurred in connection with any merger or reorganization; and extraordinary expenses; such as litigation expenses (which may include indemnification of Fund officers and Trustees), and contractual indemnification of Fund service providers (other than the Advisor) do not exceed 2.20% and 1.95% per annum of the Fund’s average daily net assets for Class A, and Class I shares, respectively (the “Expense Limitation”). For the year ended September 30, 2021 the Advisor waived fees and reimbursed expenses in the amount of $181,343 pursuant to the Waiver Agreement.

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund’s Operating Expenses are subsequently less than the Expense Limitation, the Advisor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s expenses to exceed the Expense Limitation. If Fund Operating Expenses subsequently exceed the Expense Limitation the reimbursements shall be suspended.

The Advisor may seek reimbursement only for expenses waived or paid by it during the three years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time.

The following amounts are subject to recapture by the Advisor by the following dates:

9/30/2022	9/30/2023	9/30/2024
$259,091	$173,573	$181,343

The Trust, with respect to the Fund’s Class A shares, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% of the average daily net assets attributable to the Class A shares, respectively, and is paid to Northern Lights Distributors, LLC (“NLD” or the “Distributor”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Advisor. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses incurred. For the year ended September 30, 2021, the Fund’s Class A shares incurred $8,120 in fees under the Plan.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class A and Class I shares. For the year ended September 30, 2021, the Distributor received $11,970 in underwriting commissions for sales of Class A shares, of which $1,680 was retained by the principal underwriter or other affiliated broker-dealers.

Princeton Premium Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2021

Ultimus Fund Solutions, LLC (“UFS”) – UFS, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with UFS, the Fund pays UFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of UFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of UFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of UFS and NLCS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

5.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the year ended September 30, 2021 and September 30, 2020 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	September 30, 2021	September 30, 2020
Ordinary Income	$—	$—
Long-Term Capital Gain	155,448	105,821
Return of Capital	—	4,191
	$155,448	$110,012

As of September 30, 2021, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$1,769,488	$4,683,822	$—	$—	$—	$662	$6,453,972

The difference between book basis and tax basis accumulated realized gain/(loss) on security transactions and unrealized appreciation is primarily attributable to the mark-to-market on 1256 option contracts.

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of net operating losses, resulted in reclassification for the year ended September 30, 2021 as follows:

Paid
In	Accumulated
Capital	Earnings (Losses)
$—	$—

Princeton Premium Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2021

6.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a portfolio creates presumption of the control of the portfolio, under section 2(a)(9) of the 1940 Act. As of September 30, 2021, the shareholder listed below held more than 25% of the Fund and may be deemed to control the Fund.

% of Outstanding Shares
Pershing LLC	51.8%

7.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

	Gross	Gross
	Unrealized	Unrealized	Net Unrealized
Tax Cost	Appreciation	Depreciation	Appreciation
$66,728,776	$805	$(143)	$662

8.	RECENT ACCOUNTING PRONOUNCEMENTS AND REPORTING UPDATES

In October 2020, the Securities and Exchange Commission (“SEC”) adopted new regulations governing the use of derivative by registered investment companies (“Rule 18f-4”). Rule 18f-4 will impose limits on the amount of derivatives a Fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and require funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. Funds will be required to comply with Rule 18f-4 by August 19, 2022. It is not currently clear what impact, if any, Rule 18f-4 will have on the availability, liquidity or performance of derivatives. Management is currently evaluating the potential impact of Rule 18f-4 on the Fund. When fully implemented, Rule 18f-4 may require changes in how a Fund uses derivatives, and could adversely affect the Fund’s performance and increase costs related to the Fund’s use of derivatives.

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.

Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Northern Lights Fund Trust

and the Shareholders of Princeton Premium Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Princeton Premium Fund (the Fund), a series of the Northern Lights Fund Trust, including the schedule of investments, as of September 30, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the related notes to the financial statements (collectively, the financial statements), and the financial highlights for each of the five years in the period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2021, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of September 30, 2021, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ RSM US LLP

We have served as the auditor of one or more Princeton Fund Advisors, LLC advised investment companies since 2010.

Denver, Colorado

November 29, 2021

Princeton Premium Fund
EXPENSE EXAMPLES (Unaudited)
September 30, 2021

As a shareholder of the Princeton Premium Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Princeton Premium Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2021 through September 30, 2021.

Actual Expenses

The “Actual” table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” table below provides information about hypothetical account values and hypothetical expenses based on the Princeton Premium Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Net Expense Ratio
	Account Value	Account Value	During Period*	During Period **
Actual	4/1/2021	9/30/2021	4/1/21 - 9/30/21	4/1/21 - 9/30/21
Class A	$1,000.00	$1,057.80	$12.50	2.42%
Class I	1,000.00	1,058.00	11.21	2.17%

	Beginning	Ending	Expenses Paid	Net Expense Ratio
Hypothetical	Account Value	Account Value	During Period*	During Period **
(5% return before expenses)	4/1/2021	9/30/2021	4/1/21 - 9/30/21	4/1/21 - 9/30/21
Class A	$1,000.00	$1,012.92	$12.23	2.42%
Class I	1,000.00	1,014.17	10.97	2.17%

*	“Actual” expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (365). “Hypothetical” expense information is presented on the basis of the full one-half year period to enable comparison to other funds. It is based on assuming the same net expense ratio and average account value over the period, but is multiplied by 183/365 (to reflect the full half-year period).

**	Annualized.

Princeton Premium Fund
SUPPLEMENTAL INFORMATION (Unaudited)
September 30, 2021

Princeton Fund Advisors, LLC (Adviser to Princeton Premium)*

In connection with the regular meeting held on September 21-23, 2021 of the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the re-approval of an investment advisory agreement (the “Advisory Agreement”) between Princeton Fund Advisors, LLC (“PFA” or the “Adviser”) and the Trust, with respect to the Princeton Premium Fund (“Princeton Premium” or the “Fund”). In considering the re-approval of the Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Advisory Agreement review process. The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Services. The Board noted that PFA was founded in 2011 and had $1 billion in assets under management and approximately $2.7 billion in assets under management with affiliates as of June 30, 2021. The Board noted that PFA pursued and evaluated alternative asset managers and strategies to determine whether such strategies could be modified for a mutual fund or other registered investment vehicles. The Board reviewed the background information on the key investment personnel who were responsible for servicing the Fund, taking into account their education and noting the investment team’s diverse financial industry experience. The Board observed that PFA added an experienced Senior Compliance Officer to the team and opined that such addition was likely to benefit PFA and the Fund. The Board reviewed the investment process for Princeton Premium, noting that PFA employed an option premium capture strategy. The Board further noted that PFA invested the remainder of Princeton Premium’s assets into a fixed income strategy by selecting fixed income instruments that it believed were highly liquid, relatively resistant to changing interest rates, and that could be used as collateral. The Board commented that PFA utilized risk protocols that triggered defensive actions at certain pre-determined levels. The Board further noted that PFA dedicated sufficient resources to support its operations and the Fund. Based on the information provided, the Board concluded that PFA could be expected to continue to provide satisfactory service to the Fund and their respective shareholders.

Performance.

Princeton Premium. The Board noted that the Fund received a three-star Morningstar rating. The Board reviewed the Fund’s performance, noting a return of 21.11% over the one-year period. The Board observed that the Fund had outperformed its Morningstar category and peer group over the one-year period but underperformed its benchmark over the same period. The Board

Princeton Premium Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
September 30, 2021

further observed that the Fund underperformed its Morningstar category, peer group, and benchmark over the three-year and since inception periods. The Board considered that the Fund’s standard deviation and Sharpe ratio were in the first quartile among its peer group and Morningstar category for the one-year period. The Board acknowledged that the Fund’s performance had improved since the Adviser terminated the sub-adviser and assumed management of the Fund. The Board noted that PFA believed that the Fund’s performance would continue to show improvement and agreed that PFA should be retained to demonstrate improved performance over a longer period.

Princeton Premium. The Board noted that the peer group was comprised of 11 funds. The Board considered the advisory fee of 1.75%, noting that it was higher than both its peer group median and Morningstar category median, but equal to several funds in the per group. The Board discussed the Fund’s net expense ratio of 2.20%, noting it was higher than its peer group and Morningstar category medians and averages but below the category high. The Board discussed the PFA’s justification for the higher fee noting that PFA believed that the fee was reasonable because of the strength and experience of the advisory team, the uniqueness of the Fund’s strategy and the significant time devoted by PFA. The Board noted that the Fund had an expense limitation agreement in place that PFA intended to renew it at the current levels. After discussion, the Board concluded the advisory fee was not unreasonable.

Profitability. The Board reviewed the Adviser’s profitability analysis, noting that the Adviser realized a modest profit in terms of actual dollars from the Fund, and as a percentage of revenue, the profits appeared reasonable. The Board acknowledged the effort required to maintain and manage the Fund’s investment program and determined the Adviser’s profits were not excessive with respect to the Fund.

Economies of Scale. The Board considered whether PFA had achieved economies of scale with respect to the Fund. The Board noted PFA’s belief that the Fund had capacity constraints at relatively low asset levels. The Board agreed that the expense limitation agreement had provided benefits to shareholders. The Board reviewed the Fund’s current asset levels and concluded that the Fund had attained an asset level at which PFA had achieved meaningful economies of scale in managing the Fund and determined to revisit the matter if circumstances were to change.

Conclusion. Having requested and received such information from PFA as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Board concluded that renewal of the Advisory Agreement with PFA was in the best interests of the shareholders of the Fund.

*	Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

Princeton Premium Income Fund
Additional Information (Unaudited)
September 30, 2021

LIQUIDITY RISK MANAGEMENT PROGRAM

The Fund has adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act. The program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the year ended September 30, 2021, the Trust’s Liquidity Risk Management Program Committee (the “Committee”) reviewed the Fund’s investments and determined that the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Committee concluded that (i) the Fund’s liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Fund’s liquidity risk management program has been effectively implemented.

Princeton Premium Fund
SUPPLEMENTAL INFORMATION (Unaudited)
September 30, 2021

The Trustees and the executive officers of the Trust are listed below with their present positions with the Trust and principal occupations over at least the last five years. The business address of each Trustee and Officer is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. All correspondence to the Trustees and Officers should be directed to c/o Ultimus Fund Solutions, LLC, P.O. Box 541150, Omaha, Nebraska 68154.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	4	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (2014 - 2017); and Altegris KKR Commitments Master Fund (since 2014); Carlyle Tactical Private Credit Fund (since March 2018) and Independent Director OHA CLO Enhanced Equity II Genpar LLP (since June 2021).
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012).	4	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Northern Lights Variable Trust (since 2013); Two Roads Shared Trust (since 2012); Altegris KKR Commitments Master Fund (since 2014); previously, Ramius Archview Credit and Distressed Fund (2015- 2017); and Schroder Global Series Trust (2012 to 2017).
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Retired, previously held several positions in a major Wall Street firm including Capital Markets Controller, Director of Global Taxation, and CFO of the Specialty Finance Group.	4	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005); Northern Lights Variable Trust (since 2006); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (2007-2019).
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired (since 2012). Formerly, Founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000- 2012).	4	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005) Northern Lights Variable Trust (since 2006); AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); and previously, CLA Strategic Allocation Fund (2014- 2015).
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	4	Northern Lights Fund Trust (for series not affiliated with the Funds since 2011); Northern Lights Fund Trust III (since February 2012); Alternative Strategies Fund (since 2012) and Northern Lights Variable Trust (since 2011).
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	Director, Lynn Pippenger School of Accountancy Muma College of Business, University of South Florida, Tampa FL (since 2019); Chair, Department of Accountancy and Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (2009-2019); Vice President-Finance, American Accounting Association (2017-2020); President, Auditing Section of the American Accounting Association (2012-15). AICPA Auditing Standards Board Member (2009-2012).	4	Northern Lights Fund Trust (for series not affiliated with the Funds since 2007); Alternative Strategies Fund (since 2010); Northern Lights Fund Trust III (since 2012); and Northern Lights Variable Trust (since 2007).

9/30/21 – NLFT_v2

Princeton Premium Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
September 30, 2021

Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Kevin E. Wolf Born in 1969	President Since June 2017	Vice President, The Ultimus Group, LLC and Executive Vice President, Gemini Fund Services, LLC (since 2019); President, Gemini Fund Services, LLC (2012-2019) Treasurer of the Trust (2006-June 2017); Director of Fund Administration, Gemini Fund Services, LLC (2006 -2012); and Vice-President, Blu Giant, LLC, (2004 -2013).	N/A	N/A
Richard Malinowski Born in 1983	Vice President Since March 2018	Senior Vice President (since 2017); Vice President and Counsel (2016-2017) and Assistant Vice President, Gemini Fund Services, LLC (2012-2016).	N/A	N/A
James Colantino Born in 1969	Treasurer Since June 2017	Assistant Treasurer of the Trust (2006-June 2017); Senior Vice President - Fund Administration, Gemini Fund Services, LLC (since 2012).	N/A	N/A
Stephanie Shearer Born in 1979	Secretary Since February 2017	Assistant Secretary of the Trust (2012-February 2017); Manager of Legal Administration, Gemini Fund Services, LLC (since 2018); Senior Paralegal, Gemini Fund Services, LLC (from 2013 - 2018); Paralegal, Gemini Fund Services, LLC (2010-2013).	N/A	N/A
Michael J. Nanosky Born in 1966	Chief Compliance Officer Since January 2021	Chief Compliance Officer, of the Trust (since January 2021); Vice President-Senior Compliance Officer, Ultimus Fund Solutions (since 2020); Vice President, Chief Compliance Officer for Williamsburg Investment Trust (2020-current); Senior Vice President- Chief Compliance Officer, PNC Funds (2014-2019).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	As of September 30, 2021, the Trust was comprised of 69 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds in the Trust advised by the Fund’s Adviser. The Funds do not hold themselves out as related to any other series within the Trust that is not advised by the Fund’s Adviser.

The Funds’ SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-888-868-9501.

9/30/21 – NLFT_v2

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with its affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-888 -868-9501 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

Funds file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available at the SEC’s website at www.sec.gov.

INVESTMENT ADVISOR
Princeton Fund Advisors, LLC
1580 Lincoln Street, Suite 680
Denver, CO 80203

ADMINISTRATOR
Ultimus Fund Solutions, LLC
4221 North 203rd Street, Suite 100
Elkhorn, NE 68022-3474

PRINCEPREM-A21

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii The Registrant’s board of trustees has determined that Anthony J. Hertl, Mark H. Taylor and Mark Gersten are  audit committee financial experts, as defined in Item 3 of Form N-CSR.  Mr. Hertl, Mr. Taylor and Mr. Gersten are independent for purposes of this Item 3.

(a)(2) Not applicable.

(a)(3) In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction. At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity. The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2021 - $19,250

2020 - $19,250

(b)	Audit-Related Fees

2021 - None

2020 - None

(c)	Tax Fees

2021 - $3,900

2020 - $3,900

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2021 - None

2020 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2021	2020
Audit-Related Fees:	0.00%	0.00%
Tax Fees:	0.00%	0.00%
All Other Fees:	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2021 - $3,900

2020 - $3,900

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 12/8/21

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 12/8/21

By (Signature and Title)

/s/ Jim Colantino

Jim Colantino, Principal Financial Officer/Treasurer

Date 12/8/21